UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016 (January 13, 2016)

WESTMOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
_______________________________________________________________________________________
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 E Lake St. Ste. 401 Sandpoint, ID	83864-1366
(Address of Principal Executive Offices)	(Zip Code)

(208) 265-1717

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits attached hereto, contains “forward-looking statements” that include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation and availability of resources.  These forward-looking statements include, without limitation, statements regarding: proposed new products or services; our statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of management’s goals and objectives; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; and other similar expressions concerning matters that are not historical facts.  Words such as “will,” “can,” “should,” “would,” “project,” “continue,” “anticipates,” “future,” “plans,” “believes” and “estimates,” and similar expressions, as well as statements in future tense or about future periods, identify forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to:

  our inability to raise additional funds to support operations and capital expenditures;

  our inability to efficiently operate due to weather, equipment failure, personnel issues, or any number of other factors;

  our inability to mine ore off the surface, transport the ore off the mountain, and milling the ore in an efficient manner;

  our inability to manage and maintain the growth of our business; and

  other factors discussed in our prior periodic reports.

           Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws.  If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On January 28, 2016, James W. Creamer III was appointed as a director of WestMountain Gold, Inc. (the “Company”) by a majority vote of the directors of the Company.  This appointment fills a vacancy created by the increase in the number of the Company’s directors from three (3) to four (4).  As of the filing of this Current Report on Form 8-K, Mr. Creamer has not been assigned to serve on any committees of the Company board of directors, nor have any arrangements been finalized to compensate Mr. Creamer for his service on the Company’s Board of Directors.  Mr. Creamer will continue to serve as the Chief Financial Officer, Secretary, and Treasurer of the Company.

Mr. Creamer has served as Chief Financial Officer for several publicly traded companies since 2005 following a fifteen year Investment Banking career.  Since 2011, Mr. Creamer has been the Principle of Corporate Solution Advisors, LLC which offers contract CFO services to small, growth oriented companies.  From 2010 to 2011, Mr. Creamer served as Chief Financial Officer of NexCore Healthcare Capital Corp., following its acquisition of CapTerra Financial Group, Inc.  In 2005, Mr. Creamer was hired by CapTerra Financial Group, Inc. as its Chief Financial Officer and served in that capacity until 2009 when he was named CapTerra’s President and Chief Executive Officer and served in that position until CapTerra’s acquisition by NexCore in 2010.

Between 1990 and 2005, Mr. Creamer held positions as Vice President of Commercial Banking at Vectra Bank Colorado, Vice President of Investment Banking at J.P. Turner & Company, Director of Equity Research at Global Capital Securities and Vice President of Institutional Fixed Income Sales at Hanifen Imhoff, Inc.

Mr. Creamer received a Bachelor of Science degree in Finance from Arizona State University and holds the Chartered Financial Analyst (CFA) designation.

Departure of Directors

On January 28, 2016, following the appointment of Mr. Creamer to the Board of Directors, Gregory L. Schifrin, Michael Lavigne, and Dale L. Rasmussen each notified the Company of their respective resignations from the Company’s Board of Directors effective immediately.  The respective decisions of Messrs. Schifrin, Lavigne, and Rasmussen to resign did not involve any disagreement between the Company and any of Messrs. Schifrin, Lavigne, and Rasmussen on any matter relating to the Company’s operations, policies, or practices.

The respective resignation letters of Messrs. Schifrin, Lavigne, and Rasmussen are attached as exhibits to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 13, 2016, the Company held a special meeting of stockholders (the “Special Meeting”) at the request of a stockholder holding at least 20% of the common stock of the Company, pursuant to the Bylaws of the Company.  The results of the Special Meeting are set forth below.  Each of the matters considered at the Special Meeting was described in detail in the definitive proxy statement on Schedule 14A that the Company filed with the Securities and Exchange Commission on December 21, 2015 (the “Proxy Statement”).

Proposal No. 1:  Four individuals were nominated to fill four (4) seats on the Board of Directors until the next Annual Meeting of Stockholders.  Below are the results of the votes cast in the election to fill four (4) seats on the Board of Directors:

	FOR	AGAINST	ABSTAIN
Gregory L. Schifrin	14,598,531	34,115,182	261,489
Michael Lavigne	14,700,181	33,963,532	311,489
Dale L. Rasmussen	14,746,131	33,967,582	261,489
James W. Creamer III	48,695,263	18,450	261,489

The Proxy Statement noticed that the election of the Board of Directors at the Special Meeting would be determined by a plurality vote.  However, the Company’s Articles of Incorporation and Bylaws state that all stockholder actions require majority vote.  Additionally, at the Special Meeting, a motion made by stockholders to change the revise the voting method for Proposal No. 1 so that any nominee who received more votes against than for would be removed or not elected, as the case may be.  This motion was seconded and passed prior to casting of ballots (the “Stockholder Motion”).

Due to a defect in the notice of Proposal No. 1 in the Proxy Statement, as filed and sent to the stockholders, the Company has determined that the election of the Board of Directors was not properly before the stockholders at the Special Meeting.  Additionally, because the Stockholder Motion was not properly noticed in the Proxy Statement and the Company received stockholder proxies based on the Proxy Statement, the Company has determined that the Stockholder Motion was also not properly before the stockholders at the Special Meeting.  Therefore, the foregoing results are invalid and no action was taken by the Company or its stockholders with respect to Proposal No. 1.  As such, the Board of Directors as constituted immediately prior to the Special Meeting remained intact following the Special Meeting, consisting of following members:

Gregory L. Schifrin

Michael Lavigne

Dale L. Rasmussen

Each of the foregoing members of the Board of Directors subsequently resigned their respective positions as directors (see Item 5.02 above).

Proposal No. 2:  To approve an amendment of the Company’s 2012 Stock Incentive Plan increasing the number of shares available for issuance under the Plan to 8,000,000 shares as follows:

FOR	AGAINST	ABSTAIN
48,339,288	114,150	521,764

Proposal No. 2 passed by an affirmative vote of the majority of the stock eligible to vote.

Proposal No. 3:  The appointment of EKS&H LLLP of Denver, Colorado was ratified as the Company’s independent registered public accounting firm for the fiscal year ended October 31, 2015 as follows:

FOR	AGAINST	ABSTAIN
50,559,625	4,050	846,660

Proposal No. 3 passed by an affirmative vote of the majority of the stock eligible to vote.

Proposal No. 4:  To approve, on a non-binding advisory basis, the compensation paid to the named executive officers.

FOR	AGAINST	ABSTAIN
14,967,881	33,409,132	598,189

Proposal No. 4 was not passed by the stockholders as a majority of the stock eligible to vote voted against.

Proposal No. 5: To vote, on a non-binding advisory basis, on the frequency (every 1, 2 or 3 years), of holding an advisory stockholder vote to approve the compensation paid to the Company’s named executive officers.

ONE YEAR                TWO YEAR               THREE YEARS           ABSTAIN

  34, 221,722                    416,070                           13,731,371                  606,039

In Proposal No. 5, the vote, on a non-binding advisory basis, on the frequency (every 1, 2 or 3 years), of holding an advisory stockholder vote to approve the compensation paid to the Company’s named executive officers resulted in a vote of the stockholders to advise the Company to hold the vote on executive compensation every year.

Other Business:  The Terra Project 2016 Operations Plan, which is attached as an exhibit to this Current Report on Form 8-K, was distributed to and discussed with the stockholders of the Company in attendance at the meeting.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.                  Description

99.1                             Resignation Letter of Gregory L. Schifrin Dated January 28, 2016

99.2                             Resignation Letter of Michael Lavigne Dated January 28, 2016

99.3                             Resignation Letter of Dale L. Rasmussen Dated January 28, 2016

99.4                             WestMountain Gold Terra Project 2016 Operations Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

By: /s/ James W. Creamer III
Date: February 1, 2016	Name: James W. Creamer III
Title: Chief Financial Officer